Exhibit 10.188

CONTRIBUTION AND DISTRIBUTION AGREEMENT

THIS CONTRIBUTION AND DISTRIBUTION AGREEMENT (“Agreement”) is made and entered into as of the 9th day of December, 2014 (the “Effective Date” ), by and among BR Berry Hill Managing Member, LLC, a Delaware limited liability company (“MMI”), BR Berry Hill Managing Member II, LLC, a Delaware limited liability company (“MMII”), Bluerock Special Opportunity + Income Fund III, LLC, a Delaware limited liability company (“SOIF III”) and BEMT Berry Hill, LLC, a Delaware limited liability company (“BEMT”).

RECITALS:

A.           SOIF III is the owner and holder of a 53.0522% limited liability company interest in MMI.

B.           Bluerock Residential Holdings, LP, a Delaware limited partnership (the "Operating Partnership"), wholly owns BEMT. BEMT is the owner and holder of a 46.9478% limited liability company interest in MMI.

C.           MMI is the owner and holder of a 33.4649% limited liability company interest in BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company ("Stonehenge JV'' ).

D.           Stonehenge JV is the owner and holder of 100% of the limited liability company interests in 23Hundred, LLC, a Delaware limited liability company, which is the fee simple owner and holder of the 23Hundred at Berry Hill apartments located in the City of Berry Hill, Davidson County, Tennessee (the "Berry Hill Apartments").

E.           Affiliates of Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “REIT”), which is the parent and general partner of the Operating Partnership, intend to enter into a series of transactions pursuant to which the ownership of Stonehenge JV and the Berry Hill Apartments will be restructured (such transactions being referred to collectively as the "Stonehenge JV Restructuring").

F.           In connection with the Stonehenge JV Restructuring, MMI desires to contribute, and MMII desires to accept the contribution from MMI of, all of MMI's right, title and interest in 20.00% of its limited liability company interests in Stonehenge JV (the "Stonehenge JV Interest") free and clear of Liens and Claims, and the parties desire to amend the ownership structure of Stonehenge JV in connection therewith, after which MMI will have a 33.4649% limited liability company interest in Stonehenge JV and MMII will have a 20.00% limited liability company interest in Stonehenge JV.

G.           In consideration of the Stonehenge JV Interest, MMII shall distribute 53.0522% of the limited liability company interests in itself to SOIF III and 46.9478% of the limited liability company interests in itself to BEMT, as provided herein (collectively, the "MMII Interests").

H.           Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in Schedule 1.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereby agree as follows:

1.            Contribution of the Stonehenge JV Interest. For and in consideration of the MMII Interests to be issued by MMII to SOIF III and BEMT and other good and valuable consideration, the sufficiency of which is hereby acknowledged, and subject to the terms and conditions herein set forth, MMI hereby contributes, conveys, transfers and irrevocably assigns to MMII, and MMII accepts such contribution from MMI, the Stonehenge JV Interest, free and clear of all Liens and Claims.

2.            Consideration. In exchange for the contribution, conveyance, transfer and assignment of the Stonehenge JV Interest held by MMI, (i) MMII shall issue and deliver to SOIF III 53.0522% of the limited liability company interests in itself and (ii) MMII shall issue and deliver to BEMT 46.9478% of the limited liability company interests in itself. SOIF III and BEMT understand and acknowledge that MMII makes no representations regarding the actual value of the MMII Interests.

3.            Representations and Warranties of MMI. MMI represents and warrants to MMII that the following statements are true, complete and correct as of the Effective Date.

3.1.         Organization; Validity; Authority; No Conflict.

3.1.1.          MMI is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and has full legal right, power and authority to enter into, execute and deliver this Agreement, to perform its obligations hereunder, and to contribute, convey, transfer and irrevocably assign to MMII the Stonehenge JV Interest, as herein provided.

3.1.2.          The execution and delivery of this Agreement by MMI, the performance by MMI of the transactions contemplated by this Agreement, or the transfer of Stonehenge JV Interest provided for herein will not (i) violate or conflict with any provision of Law or any Order applicable to MMI; (ii) require any consent or approval by or filing or notice with any Governmental Entity; or (iii) violate or conflict with any agreement or understanding by which MMI or the Stonehenge JV Interest is bound.

3.1.3.          This Agreement has been duly authorized by all necessary limited liability company action on the part of MMI. This Agreement has been, or upon execution and delivery will be, duly executed and delivered by MMI and constitutes, or upon execution and delivery will constitute, the valid and binding obligations of MMI enforceable against MMI in accordance with its terms.

3.2.        Title to the Stonehenge JV Interest. MMI has good and valid title to its Stonehenge JV Interest, free and clear of any Lien.

3.3.        Litigation. There are no outstanding Orders by which MMI is bound, or any pending or to the Knowledge of MMI, threatened, which relate to or affect the Stonehenge JV Interest, nor to the Knowledge of MMI are there any facts or circumstances which are likely to give rise to any such Action or Proceeding.

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4.            Representations and Warranties of MMII. MMII represents and warrants to MMI, SOIF III and BEMT that the following statements are true, complete and correct as of the Effective Date:

4.1.          Organization; Validity; Authority. MMII is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. MMII has all requisite limited liability company power and authority to enter into the Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary limited liability company action on the part of MMII. The Agreement has been, or upon execution and delivery will be, duly executed and delivered and constitutes, or upon execution and delivery will constitute, the valid and binding obligation of MMII, enforceable against MMII in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

4.2.          Distribution of the MMII Interests. The MMII Interests, when issued and delivered in compliance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable. The MMII Interests will be free of any Liens. The MMII Interests will not be issued in violation of any preemptive rights or rights of first refusal afforded to any Person.

5.            Effect of Contribution of Stonehenge JV Interest. From and after the Effective Date, MMI shall not be entitled to any portion of income, gain, Loss, deduction or credit allocable to the Stonehenge JV Interest on or after such date. Nothing in this Agreement will affect the allocation to MMI of profits, Losses and other items of income, gain, Loss, deduction or credit allocable to the Stonehenge JV Interest and attributable to any period before the Effective Date or any distribution payments made to MMI with respect to the Stonehenge JV Interest before such date, and MMI shall be entitled to receive any and all distributions that have accrued but remain unpaid as of the Effective Date with respect to the Stonehenge JV Interest.

6.            Indemnification.

6.1.          Indemnification of MMII by MMI. MMI shall indemnify, defend and hold MMII, its successors, assigns and Affiliates (each an "MMII Indemnified Party," and collectively, the "MMII Indemnified Parties") harmless from any liability, claim, demand, loss, expense or damage that is: (a) suffered by, or asserted by any third party against, an MMII Indemnified Party arising from any act or omission of MMI, its agents, employees or contractors or otherwise arising out of the ownership or operation of the Stonehenge JV Interest first arising or occurring prior to the Effective Date; (b) arising out of the breach or inaccuracy of MMI' s representations and warranties set forth herein; or (c) except as otherwise provided in this Agreement, arising out of any failure by MMI to perform any covenant or obligation set out in this Agreement.

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6.2.          Indemnification of MMI, SOIF III and BEMT by MMII. MMII shall indemnify, defend and hold MMI, SOIF III, and BEMT, their successors, assigns and Affiliates (each an "MMI Indemnified Party," and collectively, the "MMI Indemnified Parties ") harmless from any liability, claim, demand, loss, expense or damage that is: (a) suffered by, or asserted by any third party against, an MMI Indemnified Party arising from any act or omission of MMII, its assigns, its agents, employees or contractors or otherwise arising out of the ownership and operation of the MMII Interests first arising or occurring prior to the Effective Date; (b) suffered by, or asserted by any third party against, an MMI Indemnified Party arising from any act or omission of MMII, its assigns, its agents, employees or contractors or otherwise arising out of the ownership and operation of the Stonehenge JV Interest first arising from and after the Effective Date; (c) arising out of the breach or inaccuracy of any of MMII's representations and warranties set forth herein; or (d) except as otherwise provided in this Agreement, arising out of any failure by MMII to perform any covenant or obligation set out in this Agreement.

7.            Miscellaneous.

7.1.          Entire Agreement. This Agreement shall constitute the entire agreement between the parties relating to the contribution of the Stonehenge JV Interest and the distribution of the MMII Interests, and supersedes and cancels all previous negotiations, understandings and agreements between the parties regarding the subject matter hereof. No conditions, use of trade, course of dealing, understanding or agreement purporting to vary, explain or supplement the terms of this Agreement shall be binding unless hereafter made in writing and signed by each of the parties to this Agreement.

7.2.          Choice of Law. This Agreement shall be interpreted in accordance with the Laws of the State of Delaware, without regard to the conflict of laws principles thereof.

7.3.          Waiver. No waiver of any of the terms or conditions of this Agreement shall be effective or binding unless such waiver is in writing and is signed by all of the parties, nor shall this Agreement be changed, modified, discharged or terminated other than in accordance with its terms, in whole or in part, except by a writing signed by all of the parties. Waiver by any party of any term, provision or condition of this Agreement shall not be construed to be a waiver of any other term, provision or condition nor shall such waiver be deemed a subsequent waiver of the same term, provision or condition.

7.4.          Severability. In the event any provision in this Agreement shall be deemed invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

7.5.          Assignment. No party shall in any way sell, transfer, assign or otherwise dispose of this Agreement or any of the rights, privileges, duties and obligations granted or imposed under this Agreement. Any attempted or actual sale, transfer, assignment, or disposal, in whole or in part, of this Agreement will be void and have no effect.

7.6.          Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Facsimile and electronic executions and deliveries shall have the full force and effect of original signatures.

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7.7.          Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

7.8.          Waiver of Jury Trial; Forum. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY SHALL BRING ANY ACTION AGAINST THE OTHER IN CONNECTION WITH THIS AGREEMENT IN A FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK, CONSENTS TO THE JURISDICTION OF SUCH COURTS, AND WAIVES ANY RIGHT TO HAVE ANY PROCEEDING TRANSFERRED FROM SUCH COURTS ON THE GROUND OF IMPROPER OR INCONVENIENT FORUM.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

MMI:

BR BERRY HILL MANAGING MEMBER, LLC,
a Delaware limited liability company

By:	BEMT Berry Hill, LLC,
a Delaware limited liability company
Its:	Member and Manager

By:	Bluerock Residential Holdings, LP,
a Delaware limited partnership
Its:	Sole Member

	By:	Bluerock Residential Growth REIT, Inc.,
a Maryland corporation
	Its:	General Partner

		By:	/s/ Michael L. Konig
		Name:	Michael L. Konig
		Its:	Senior Vice President and Chief Operating
Officer

MMII:

BR BERRY HILL MANAGING MEMBER II, LLC,
a Delaware limited liability company

By:	BEMT Berry Hill, LLC,
a Delaware limited liability company
Its:	Member and Manager

By:	Bluerock Residential Holdings, LP,
a Delaware limited partnership
Its:	Sole Member

	By:	Bluerock Residential Growth REIT, Inc.,
a Maryland corporation
	Its:	General Partner

		By:	/s/ Michael L. Konig
		Name:	Michael L. Konig
		Its:	Senior Vice President and Chief Operating Officer

[Signature Page to Contribution and Distribution Agreement]

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SOIF III:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND III, LLC,
a Delaware limited liability company

By:	BR SOIF Ill Manager, LLC,
a Delaware limited liability company
Its:	Manager

	By:	/s/ Jordan B. Ruddy
	Name:	Jordan B. Ruddy
	Its:	President

BEMT:

BEMT BERRY HILL, LLC,
a Delaware limited liability company

By:	Bluerock Residential Holdings, LP,
a Delaware limited partnership
Its:	Sole Member

	By:	Bluerock Residential Growth REIT, Inc.,
a Maryland corporation
	Its:	General Partner

		By:	/s/ Michael L. Konig
		Name:	Michael L. Konig
		Its:	Senior Vice President and Chief Operating
Officer

[Signature Page to Contribution and Distribution Agreement]

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SCHEDULE 1

DEFINITIONS

As used in this Agreement, the following terms have the following meanings unless the context otherwise requires:

1.          "Action or Proceeding" means any action, complaint, petition, suit or other legal proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or any Governmental Entity.

2.          "Affiliates" means when used in reference to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person. For purposes of this definition, "control" (including, with its correlative meanings, the terms "controlling," "controlled by," and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or equity interests, by contract or otherwise.

3.          "Applicable Person" means the people listed on Schedule 2.

4.          "Claim" means any pending contest, claim, demand, assessment, Action, cause of action, litigation, notice or demand involving any Person.

5.          "Governmental Entity" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality in each case of any government, whether federal, state or local, domestic or foreign.

6.          "Knowledge" means actual knowledge of an Applicable Person and the knowledge that such Applicable Person without independent inquiry would reasonably be expected to obtain in the course of diligently performing his or her duties.

7.          "Law" means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Entity, and any Order.

8.          "Lien" means any lien, pledge, hypothecation, mortgage, security interest, Claim, lease, charge, option, right of first refusal, easement, servitude, transfer restriction under any stockholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

9.          "Loss" means any and all costs, expenses, direct losses or damages, fines, penalties or liabilities (including interest which may be imposed or incurred in connection therewith, court costs, litigation expenses, reasonable attorneys' fees and costs).

10.         "Order" means any decree, injunction, judgment, order, ruling, assessment or writ of a Governmental Entity or arbitration award.

11.         "Person" means an association, a corporation, an individual, a limited liability company, a partnership (whether general or limited), a trust (whether inter vivos or testamentary) or any other entity or organization, whether organized for profit or not for profit, and including a Governmental Entity.

12.         "Tax" and "Taxes" mean any gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Internal Revenue Code §59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, escheatment or unclaimed property or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person, including pursuant to any tax sharing agreement or any other contract relating to the sharing or payment of any such tax, pursuant to operation of Law or otherwise.

SCHEDULE 2

APPLICABLE PERSONS

R. Ramin Kamfar

Michael L. Konig

Christopher J. Vohs

James G. Babb, III

Gary T. Kachadurian

Brian D. Bailey

I. Bobby Majumder

Romano Tio

Jordan B. Ruddy